                                                                    EXHIBIT 10.9

                        ADDENDUM TO PURCHASE AGREEMENT

     THIS ADDENDUM TO PURCHASE AGREEMENT (the "Addendum") is executed this 29th day of November, 2000 by and among TeleCorp Realty, LLC, a Delaware limited liability company ("TeleCorp Realty, LLC"), TeleCorp Puerto Rico Realty, Inc., a Puerto Rico corporation ("TeleCorp PR"), and TeleCorp Communications, Inc., a Delaware corporation ("TCI") (TeleCorp Realty, TeleCorp PR and TCI, collectively "TeleCorp" and individually a "TeleCorp Party"), SBA Towers, Inc., a Florida corporation ("SBA") and SBA Telecommunications, Inc.

     WHEREAS, TeleCorp and SBA entered into that certain Purchase Agreement dated the 15th day of September, 2000 in which TeleCorp agreed to assign, sell and convey certain leases, towers and related facilities in connection with Two Hundred Thirteen (213) Sites to a Delaware corporation to be formed and wholly owned by TeleCorp ("NewCo") and then sell and convey all of the issued and outstanding shares of capital stock of NewCo ("Shares") to SBA;

     WHEREAS, pursuant to the Purchase Agreement SBA committed to purchase the Shares of NewCo from TeleCorp and to then lease space on the Sites to TeleCorp;

     WHEREAS, the Purchase Agreement anticipated the transfer to NewCo of Sixty Two (62) Sites in addition to the Two Hundred Thirteen Sites (213) identified on
Schedule I of the Purchase Agreement;

     WHEREAS, TeleCorp and SBA wish to confirm those additional Sites which are subject to the terms, covenants and conditions of the Purchase Agreement by execution of this Addendum.

     NOW THEREFORE, for and in consideration of the terms and mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TeleCorp and SBA agree as follows:

     1.  Supplemental Sites.  The Two Hundred Thirteen (213) Sites which are
         ------------------
subject to the Purchase Agreement are restated on Schedule I attached hereto. The Sixty-Two (62) additional Sites which are subject to this Agreement as a result of the amendment to the Credit Agreement to permit more Sites to be transferred to NewCo are set forth on Schedule IA attached hereto.

     2.  No other Modification.  The Purchase Agreement shall remain the
         ---------------------
controlling agreement of among TeleCorp and SBA with respect to the subject matter of the Purchase Agreement and shall only be modified as expressly set forth herein.

     IN WITNESS WHEREOF, SBA and TeleCorp have executed this Addendum as of the date and year first above written.

                              SBA TOWERS, INC.

                              By:    /s/ Thomas P. Hunt
                                     ______________________________
                              Name:  Thomas P. Hunt
                                     ______________________________
                              Title: Senior Vice President
                                     ______________________________

                                         (CORPORATE SEAL)
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                              TELECORP REALTY, LLC
                              By:  TeleCorp Communications, Inc.
                              Its: Managing Member

                              By:    /s/ Thomas H. Sullivan
                                     --------------------------------
                              Name:  Thomas H. Sullivan
                              Title: President

                                         (CORPORATE SEAL)


                              TELECORP PUERTO RICO REALTY, INC.

                              By:    /s/ Thomas H. Sullivan
                                     --------------------------------
                              Name:   Thomas H. Sullivan
                              Title:  President

                                         (CORPORATE SEAL)

                              TELECORP COMMUNICATIONS, INC.

                              By:    /s/ Thomas H. Sullivan
                                     --------------------------------
                              Name:  Thomas H. Sullivan
                              Title: President

                                         (CORPORATE SEAL)
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                                   SCHEDULE I
     SCHEDULE OF PRIME LEASES, TOWER FACILITIES AND COLLOCATION AGREEMENTS

                                  SCHEDULE IA

                               SUPPLEMENTAL SITES